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                                                                           10(K)

                AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER
                     SECURITY AND ADMINISTRATION AGREEMENT

       AMENDMENT NO. 1 (this "Amendment"), dated as of December 5, 1996, TO
                              ---------
AMENDED AND RESTATED MASTER SECURITY AND ADMINISTRATION AGREEMENT dated as of September 25, 1996 is executed and entered into by and among COMPUCOM SYSTEMS, INC., a Delaware corporation, NATIONSBANK OF TEXAS, N.A., a national bank, in its capacity as Administrative Secured Party, NATIONSBANK OF TEXAS, N.A., a national bank, in its individual corporate capacity, CSI FUNDING, INC., a Delaware corporation, and ENTERPRISE FUNDING CORPORATION, a Delaware corporation.


                             W I T N E S S E T H :
                             --------------------


       WHEREAS, the parties hereto have entered into an Amended and Restated Master Security and Administration Agreement, dated as of September 25, 1996 (the "Agreement"); and
      ---------

       WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

       SECTION 1.  Defined Terms.  Unless otherwise defined herein, the terms
                   -------------
used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.
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       SECTION 2.  Amendments to Agreement. The Agreement is hereby amended,
                   -----------------------
effective on the Effective Date, as follows:

       (a) Section 2.1(c) of the Agreement is hereby deleted in its entirety and replaced with the following (solely for convenience, language added to such definition is italicized):

               "(c) Unless and until agreed otherwise by Administrative Secured Party and the Beneficial Secured Parties, all deposits to the Concentration Account shall be disbursed simultaneously by Administrative Secured Party as follows (subject to prior payment of Secured Obligations due and payable by CompuCom to Administrative Secured Party as provided by the Administration Documents):

               If no Event of Default has occurred:

                    (1) If CFI elects not to reduce the Net Investment under the TAA, or if the Net Investment under the TAA is not otherwise required to be reduced pursuant to the terms thereof, a percentage of each dollar thereof equal to the product of the Purchase Discount (as defined in the RPA) and the RPA Interest Percentage as of the time of disbursement shall be deposited to the CFI Account; and

                    (2) If CFI elects not to reduce the Net Investment under the TAA, or if the Net Investment under the TAA is not otherwise required to be reduced pursuant to the terms thereof, a percentage of each dollar thereof equal to one minus the product of the Purchase Discount (as defined in the RPA) and the RPA Interest Percentage as of the time of disbursement
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       shall be deposited to the CompuCom Account for the benefit of CFI in satisfaction of certain of its obligations under the RPA.

                    (3) If CFI elects to reduce the Net Investment under the TAA, or if the Net Investment under the TAA is otherwise required to be reduced pursuant to the terms thereof, (i) a percentage of each dollar thereof as designated by CFI (up to a maximum percentage equal to the RPA Percentage) at the time of disbursement shall be paid to the Agent (under and as defined in the TAA) and (ii) after giving effect to the deposit described in clause (i), a percentage of each dollar equal to one minus such percentage at the time of disbursement shall be deposited to the CompuCom Account for the benefit of CFI in satisfaction of certain of its obligations under the RPA.

               If an Event of Default has occurred and is continuing:

               (1) A percentage of each dollar thereof equal to the RPA Interest Percentage as of the time of disbursement shall be deposited to the Collection Account (under and as defined in the TAA); and

               (2) A percentage of each dollar thereof equal to the CompuCom Interest Percentage as of the time of disbursement shall be deposited to the CompuCom Account; provided that at all times following receipt
                                --------
       by the Administrative Secured Party of written instructions from the Administrative Lender, all such funds described in this paragraph 2 shall be disbursed by the Administrative Secured Party in accordance with such written instructions."
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          SECTION 3.  Effectiveness.  This Amendment shall become effective on
                      -------------
the first date on which the parties hereto shall have executed and delivered one or more counterparts to this Amendment and each shall have received one or more counterparts of this amendment executed by the others.

          SECTION 4.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

          SECTION 5.  Consents; Binding Effect.  This Amendment shall be binding
                      ------------------------
upon and inure to the benefit of CompuCom, Administrative Secured Party and the Beneficial Secured Parties, and their respective successors in interest. This Amendment is intended for the benefit of CompuCom, Administrative Secured Party, the Beneficial Secured Parties (and any Person properly claiming through any of them as an assignee to the limited extent otherwise permitted by the Agreement), and may not be relied upon by any other Person.

          SECTION 6.  GOVERNING LAW.  THIS AMENDMENT, AND ALL DOCUMENTS AND
                      -------------
INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS.

          SECTION 7.  Severability of Provisions.  If any provision of this
                      --------------------------
Amendment is held to be illegal, invalid, or unenforceable under any present or future laws effective during the Contract Term, such provisions shall be fully severable, and this Amendment and the Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Amendment or the Agreement, as applicable. In such case, the remaining provisions of this Amendment or the Agreement, as applicable, shall remain in full force and effect and shall not be effected thereby.
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          SECTION 8.  Captions.  The captions in this Amendment are for
                      --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9.  Agreement to Remain in Full Force and Effect.  Except as
                      --------------------------------------------
amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
1 to Amendment and Restated Master Security and Administration Agreement to be executed as of the date and year first above written.


                               COMPUCOM SYSTEMS, INC.

                               By: /s/ Robert J. Boutin
                                  -----------------------------------
                                  Authorized Signatory


                               NATIONSBANK OF TEXAS, N.A.,
                               IN ITS CAPACITY AS
                               ADMINISTRATIVE SECURED PARTY

                               By: /s/ Michelle M. Health
                                  -----------------------------------
                                  Authorized Signatory


                               NATIONSBANK OF TEXAS, N.A.,
                               IN ITS CAPACITY AS ADMINISTRATIVE
                               LENDER ON BEHALF OF THE LENDERS

                               By: /s/ Brent W. Mellon
                                  -----------------------------------
                                  Authorized Signatory


                               CSI FUNDING, INC.

                               By: /s/ Dan Lane
                                  -----------------------------------
                                  Authorized Signatory


                               ENTERPRISE FUNDING CORPORATION

                               By: /s/ Stewart L.Cutler
                                  -----------------------------------
                                  Authorized Signatory